UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2015

MERIDIAN WASTE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12540 Broadwell Road, Suite 2104
Milton, GA 30004
 (Address of principal executive offices)

(678) 871-7457
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective December 22, 2015, Meridian Waste Solutions, Inc. (the “Company”) closed a Credit and Guaranty Agreement (the “Credit Agreement”) by and among the Company, Brooklyn Cheesecake & Dessert Acquisition Corp. (“BCDA”), Here to Serve - Missouri Waste Division, LLC (“Missouri Waste”), Here to Serve - Georgia Waste Division, LLC (“Georgia Waste”), Meridian Land Company, LLC (“Meridian Land”), Christian Disposal, LLC (“Christian Disposal”), and FWCD, LLC (“FWCD” and together with BCDA, Missouri Waste, Georgia Waste, Meridian Land, and Christian Disposal, the “Companies”), and certain subsidiaries of the Company, as Guarantors, the Lenders party thereto from time to time and Goldman Sachs Specialty Lending Group, L.P. (“GSSLG”), as Administrative Agent, Collateral Agent, and Lead Arranger.

Pursuant to the Credit Agreement, Lenders have agreed to extend certain credit facilities to the Companies, in an aggregate amount not to exceed $55,000,000, consisting of $40,000,000 aggregate principal amount of Tranche A Term Loans (the “Tranche A Term Loans”), $10,000,000 aggregate principal amount of Multi-Draw Term Loans (the “MDTL Term Loans”), and up to $5,000,000 aggregate principal amount of Revolving Commitments (the “Revolving Commitments” and, together with the Tranche A Term Loans and the MDTL Term Loans, the “Loans”). The proceeds of the Loans are to be used as follows: (i) the proceeds of the Tranche A Term Loans shall be applied by Companies to (a) partially fund the acquisitions of Christian Disposal, FWCD and certain assets of Eagle Ridge Landfill, LLC, (b) refinance existing indebtedness of the Companies, (c) pre-fund certain capital expenditures, (d) pay fees and expenses in connection with the transactions contemplated by the Credit Agreement and (e) for working capital and other general corporate purposes; (ii) the proceeds of the Revolving Commitments will be used for working capital and general corporate purposes and (iii) the proceeds of the MDTL Term Loans will be used for acquisitions permitted under the Credit Agreement. The Loans are evidenced, respectively, by that certain Tranche A Term Loan Note, MDTL Note and Revolving Loan Note, all issued on December 22, 2015 (collectively, the “Notes”). Under the Notes and Credit Agreement, prepayments are subject to certain prepayment premiums, and payment obligations are subject to acceleration upon the occurrence of events of default under the Credit Agreement.

The Loans and other obligations under the Credit Agreement are secured by a first position security interest in substantially all of the Company’s and the Companies’ assets in favor of the Collateral Agent, in accordance with that certain Pledge and Security Agreement dated as of December 22, 2015 (the “Pledge and Security Agreement”).

In connection with the Credit Agreement, on December 22, 2015, the Company issued that certain Purchase Warrant for Common Shares to Goldman, Sachs & Co. (the “Warrant”) for the purchase of shares of the Company’s common stock equivalent to a 6.5% Percentage Interest (as such term is defined in the Warrant) at a purchase price equal to $449,553, exercisable on or before December 22, 2023. The Warrant grants the holder certain other rights, including registration rights, preemptive rights for certain capital raises, board observation rights and indemnification

The above descriptions of the Credit Agreement, Notes, Warrants and Pledge and Pledge and Security Agreement (collectively, the “GS Financing Documents”) do not purport to be complete and are qualified in their entirety by the full text of the documents themselves, which are included as exhibits to this Current Report on Form 8-K and are incorporated by reference.

Effective December 22, 2015, in connection with the closing of the GS Financing Documents, the Company (i) re-paid in full and terminated that certain Note and Warrant Purchase Agreement and Security Agreement (the “Note Purchase Agreement”) by and among the Company, BCDA, Missouri Waste, Georgia Waste, Meridian Land certain subsidiaries of the Company, the purchasers from time to time party thereto (collectively, the “Purchasers”) and Praesidian Capital Opportunity Fund III, LP, a Delaware limited partnership (“Fund III”) as agent for the Purchasers and (ii) entered into that certain Warrant Cancellation and Stock Issuance Agreement (the “Warrant Cancellation Agreement”) with Fund III and Praesidian Capital Opportunity Fund III-A, LP (“Fund III-A”), which effected the cancellation of those certain warrants that the Company issued to Fund III for the purchase of 931,826 shares of the Company’s common stock and to Fund III-A for the purchase of 361,196 shares of the Company’s common stock (collectively, the “Praesidian Warrants”). Pursuant to the Warrant Cancellation Agreement, in consideration for the cancellation of the Praesidian Warrants, the Company issued to Fund III 1,153,052 shares of common stock and issued to Fund III-A 446,948 shares of common stock, in addition to cash consideration in the aggregate amount of $150,000 and the granting of certain participation and registration rights.

The above descriptions of the Note Purchase Agreement, Praesidian Warrants and Warrant Cancellation Agreement do not purport to be complete and are qualified in their entirety by the full text of the documents themselves, which are included as exhibits to this Current Report on Form 8-K and are incorporated by reference.

Concurrently, effective December 22, 2015, the Company consummated the closing of the Amended and Restated Membership Interest Purchase Agreement, dated October 16, 2015, by and among the Company, Timothy M. Drury ("Seller"), Christian Disposal LLC, FWCD, Missouri Waste and Georgia Waste, as amended by that certain First Amendment thereto, dated December 4, 2015 (the “Christian Purchase Agreement”). Pursuant to the Christian Purchase Agreement, the Company purchased from Seller 100% of the membership interests of Christian Disposal in exchange for the following: (i) Thirteen Million Dollars ($13,000,000), subject to a working capital adjustment in accordance with Section 1.4 of the Purchase Agreement; (ii) 1,750,000 shares of the Company’s common stock; (iii) a Convertible Promissory Note in the amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000), bearing interest at 8% per annum (the “Seller Note”); and (iv) an additional purchase price of Two Million Dollars ($2,000,000), payable upon completion of an extension under a certain contract to which Christian Disposal is party, in accordance with, and subject to any applicable reductions set forth in, Section 1.3(b) of the Purchase Agreement. The Christian Purchase Agreement contains typical representations, warranties and covenants.

Pursuant to the Christian Purchase Agreement, and simultaneous with the closing thereof, Christian Disposal, as a wholly-owned subsidiary of the Company, entered into that certain Lease Agreement with 4551 Commerce Holdings LLC, pursuant to which Christian Disposal agreed to lease the premises located at 4551 Commerce Avenue, High Ridge, Missouri, for a five-year term at a monthly rent of $6,500 (the “Lease”).  The premises leased thereunder are comprised of approximately 1.2 acres, and include an office, vehicle repair shop, parking lot and storage area.

Pursuant to the Christian Purchase Agreement, and simultaneous with the closing thereof, Christian Disposal, as a wholly-owned subsidiary of the Company, and the Company entered into that certain Employment Agreement with Patrick McLaughlin, pursuant to which Mr. McLaughlin will serve as Area Vice President of Business Development and Marketing for Christian Disposal, for a term of five years (the “Employment Agreement”). Mr. McLaughlin’s base salary is $12,500 per month, with quarterly bonuses in the amount of $25,000 each, in addition to annual equity bonuses, commencing January 1, 2017, in the amount of the Company’s common stock equivalent to $65,000 in accordance with terms of the Employment Agreement, in addition to such equity and option awards as the Company’s Board may grant from time to time.

The above descriptions of the Christian Purchase Agreement, the Seller Note, the Christian Lease and the Employment Agreement do not purport to be complete and are qualified in their entirety by the full text of the documents themselves, which are included as exhibits to this Current Report on Form 8-K and are incorporated by reference.

In connection with the closing of the Credit Agreement, the Warrant Cancellation Agreement, the Christian Purchase Agreement and the purchase of certain assets of Eagle Ridge Landfill, LLC, the Company has paid fees in the aggregate amount of approximately $2,600,000.

Item 1.02 Termination of a Material Definitive Agreement.

Item 1.01 above is hereby incorporated by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 1.01 above is hereby incorporated by reference.

Concurrently, effective December 22, 2015, Meridian Land, a wholly-owned subsidiary of the Company, consummated the closing of that certain Asset Purchase Agreement, dated November 13, 2015, by and between Meridian Land and Eagle Ridge Landfill, LLC (“Eagle”), as amended by that certain Amendment to Asset Purchase Agreement, dated December 18, 2015, to which the Company and WCA Waste Corporation are also party (the “Eagle Purchase Agreement”), pursuant to which Meridian Land purchased from Eagle, a landfill located in Pike County, Missouri and certain of the assets, rights and properties related to such business of Eagle, including certain debts, in exchange for $9,506,500, subject to a working capital adjustment. The Purchase Agreement contains typical representations, warranties and covenants.

The above description of the Eagle Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the documents comprising the Eagle Purchase Agreement, which are included as exhibits to this Current Report on Form 8-K and are incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 above is hereby incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Item 1.01 above is hereby incorporated by reference.

The securities underlying the Warrant, issued pursuant to the Warrant Cancellation Agreement and/or issued pursuant to the Christian Purchase Agreement were not registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities qualified for exemption under Section 4(2) of the Securities Act since the issuance of securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) of the Securities Act as they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1
Credit and Guaranty Agreement, dated as of December 22, 2015, entered into by and among Here to Serve – Missouri Waste Division, LLC, Here to Serve – Georgia Waste Division, LLC, Brooklyn Cheesecake & Desserts Acquisition Corp., Meridian Land Company, LLC, Christian Disposal, LLC, and FWCD, LLC, Meridian Waste Solutions, Inc. (“Holdings”) and certain subsidiaries of Holdings, as Guarantors, the Lenders party thereto from time to time and Goldman Sachs Specialty Lending Group, L.P., as Administrative Agent, Collateral Agent, and Lead Arranger*

4.2	Tranche A Term Loan Note, issued in favor of Goldman Sachs Specialty Lending Holdings, Inc., in the principal amount of $40,000,000, dated December 22, 2015*
4.3	MDTL Note, issued in favor of Goldman Sachs Specialty Lending Holdings, Inc., in the principal amount of $10,000,000, dated December 22, 2015*
4.4	Revolving Loan Note, issued in favor of Goldman Sachs Specialty Lending Holdings, Inc., in the principal amount of $5,000,000, dated December 22, 2015*
4.5	Purchase Warrant for Common Shares issued in favor of Goldman, Sachs & Co., dated December 22, 2015*
4.6	Pledge and Security Agreement between the grantors party thereto and Goldman Sachs Specialty Lending Group, L.P., dated December 22, 2015*
4.7
Note and Warrant Purchase Agreement and Security Agreement, by and among Meridian Waste Solutions, Inc., Here to Serve - Missouri Waste Division, LLC, Here to Serve - Georgia Waste Division, LLC, Meridian Land Company, LLC, certain subsidiaries of the Company, the purchasers from time to time party thereto and Praesidian Capital Opportunity Fund III, LP, dated August 6, 2015 (incorporated herein by reference to the Quarterly Report on Form 8-K filed with the U.S Securities and Exchange Commission (the “Commission”) on November 16, 2015)

4.8
Note A, issued in favor of Praesidian Capital Opportunity Fund III, LP, in the principal amount of $2,644,812.57, dated August 6, 2015 (incorporated herein by reference to the Quarterly Report on Form 8-K filed with the Commission on November 16, 2015)

4.9
Note A, issued in favor of Praesidian Capital Opportunity Fund III-a, LP, in the principal amount of $1,025,187.43, dated August 6, 2015 (incorporated herein by reference to the Quarterly Report on Form 8-K filed with the Commission on November 16, 2015)

4.10
Note B, issued in favor of Praesidian Capital Opportunity Fund III, LP, in the principal amount of $5,170,716.68, dated August 6, 2015 (incorporated herein by reference to the Quarterly Report on Form 8-K filed with the Commission on November 16, 2015)

4.11
Note B, issued in favor of Praesidian Capital Opportunity Fund III-a, LP, in the principal amount of $2,004,283.32, dated August 6, 2015 (incorporated herein by reference to the Quarterly Report on Form 8-K filed with the Commission on November 16, 2015)

4.12
Warrant issued in favor of Praesidian Capital Opportunity Fund III, LP, dated August 6, 2015 (incorporated herein by reference to the Quarterly Report on Form 8-K filed with the Commission on November 16, 2015)

4.13
Warrant issued in favor of Praesidian Capital Opportunity Fund III-a, LP, dated August 6, 2015 (incorporated herein by reference to the Quarterly Report on Form 8-K filed with the Commission on November 16, 2015)

4.14
Pledge Agreement by and among Meridian Waste Solutions, Inc., the pledgors party thereto and Praesidian Capital Opportunity Fund III, LP, dated August 6, 2015 (incorporated herein by reference to the Quarterly Report on Form 8-K filed with the Commission on November 16, 2015)

4.15
Warrant Cancellation and Stock Issuance Agreement made and entered into as of December 22, 2015, by and among Praesidian Capital Opportunity Fund III, LP, Praesidian Capital Opportunity Fund III-A, LP, and Meridian Waste Solutions, Inc.*

4.16	Convertible Promissory Note, issued in favor of Timothy Drury, in the principal amount of $1,250,000, dated December 22, 2015*
10.1
Amended and Restated Membership Interest Purchase Agreement made and entered into as of October 16, 2015, by and among Timothy M. Drury; Christian Disposal LLC; FWCD, LLC; Meridian Waste Solutions, Inc.; Here to Serve Missouri Waste Division, LLC; and Here to Serve Georgia Waste Division, LLC (incorporated herein by reference to the Current Report on Form 8-K filed with the Commission on October 22, 2015)

10.2
First Amendment to Amended and Restated Membership Interest Purchase Agreement by and among Timothy M. Drury; Christian Disposal LLC; FWCD, LLC; Meridian Waste Solutions, Inc.; Here to Serve Missouri Waste Division, LLC; and Here to Serve Georgia Waste Division, LLC, dated December 4, 2015 (incorporated herein by reference to the Current Report on Form 8-K filed with the Commission on December 9, 2015)

10.3	Lease Agreement, dated December 22, 2015, by and between 4551 Commerce Holdings LLC and Christian Disposal, LLC*
10.4	Employment Agreement, dated December 22, 2015, by and among Christian Disposal, LLC, Meridian Waste Solutions, Inc. and Patrick McLaughlin*
10.5
Asset Purchase Agreement made and entered into as of November 13, 2015, by and between Meridian Land Company, LLC and Eagle Ridge Landfill, LLC (incorporated herein by reference to the Current Report on Form 8-K filed with the Commission on November 18, 2015)

10.6	First Amendment to Asset Purchase Agreement by and among Meridian Land Company, LLC, Eagle Ridge Landfill, LLC, Meridian Waste Solutions, Inc., and WCA Waste Corporation, dated December 18, 2015*

 *filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN WASTE SOLUTIONS, INC.

Date: December 29, 2015	By:	/s/ Jeffrey Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer